Savings Plan	12 Months Ended
Dec. 30, 2012
Savings Plan [Abstract]
Savings Plan
Savings Plan
The Company has voluntary 401(k) savings plans designed to enhance the existing retirement programs covering eligible employees. The Company matches a percentage of each employee’s contributions consistent with the provisions of the plan for which he/she is eligible. Total Company matching contributions to the plans were $160 million, $157 million and $157 million in 2012, 2011 and 2010, respectively.